                                                                   EXHIBIT 10.19

          THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of the
30th day of January,  2004,  is by and among  Empire  Resorts,  Inc., a Delaware corporation (the "COMPANY"),  and Jefferies & Company,  Inc.  (together with its registered assigns, the "WARRANTHOLDER").

          WHEREAS, the Warrantholder owns warrants to purchase 250,000 shares of the Common Stock,  $.01 par value (the "COMMON STOCK"),  of the Company (or such other class of common  stock of the Company  into which the Common  Stock may be converted or reclassified,  and all references  herein to the Common Stock shall mean such other class of common stock,  if  applicable)  (the  "WARRANTS").  The
Company and the  Warrantholder  deem it to be in their respective best interests to set forth the rights of the Warrantholder in connection with public offerings and sales of the capital stock of the Company.

          ACCORDINGLY, in consideration of the premises and mutual covenants and obligations  hereinafter  set forth,  the Company and the  Warrantholder  hereby agree as follows:

          SECTION  1.  DEFINITIONS.  Capitalized  terms  used but not  otherwise defined  herein shall have the meaning  given to them in the Purchase  Agreement
(as defined below).  As used in this  Agreement,  the following terms shall have the following meanings:

          "AFFILIATE"  shall have the  meaning  ascribed  to it in the  Purchase
Agreement.

          "COMMISSION" shall mean the Securities and Exchange  Commission or any other Governmental Authority at the time administering the Securities Act.

          "COMMON STOCK" shall have the meaning ascribed to it in the Preamble.

          "DEFERRAL PERIOD" shall have the meaning set forth in Section 7.

          "EFFECTIVENESS   PERIOD"  means,  with  respect  to  any  Registration
Statement,  the  period  from the  date of  effectiveness  of such  Registration
Statement  until the  earlier of (i) the date two years  following  such date of effectiveness; provided, however, that such two-year period shall be extended by the aggregate  number of days, if any,  during which the  effectiveness  of such
Registration Statement was suspended or withdrawn or such Registration Statement was otherwise  unavailable  in respect of  Registrable  Shares and (ii) the date that all  Registrable  Shares covered by such  Registration  Statement have been sold thereunder.

          "EXCHANGE ACT" shall mean the  Securities  Exchange Act of 1934 or any successor  Federal  statute,  and the rules and  regulations  of the  Commission promulgated thereunder, all as the same shall be in effect from time to time.

          "GOVERNMENTAL AUTHORITY" shall mean any domestic or foreign government or political subdivision thereof, whether on a federal, state or local level and whether  executive,  legislative  or judicial in nature,  including  nay agency, authority, board, bureau, commission, court, department or other instrumentality thereof.

          "OTHER  SHARES"  shall mean at any time those  shares of Common  Stock which do not constitute Primary Shares or Registrable Shares.

          "PERSON"  shall be construed as broadly as possible and shall  include an individual person, a partnership (including a limited liability partnership), a  corporation,  an  association,  a joint stock  company,  a limited  liability company,  a  trust,  a  joint  venture,  an  unincorporated  organization  and a
Governmental Authority.

          "PRIMARY  SHARES" shall mean, at any time, the authorized but unissued shares of Common Stock held by the Company in its treasury.

          "PROSPECTUS"  shall mean the  prospectus  included  in a  Registration
Statement,  including  any  prospectus  subject  to  completion,  and  any  such prospectus as amended or supplemented by any prospectus  supplement with respect to the terms of the  offering of any portion of the  Registrable  Shares and, in each case, by all other amendments and supplements to such prospectus, including post-effective  amendments, and in each case including all material incorporated by reference therein.

          "PURCHASE  AGREEMENT" means the Securities Purchase Agreement dated as of January 26, 2004,  between the Company and the Purchasers  named therein,  as amended, restated or otherwise modified from time to time.

          "REGISTRABLE  SHARES" shall mean, at any time, and with respect to the
Warrantholder,  the shares of Common Stock issued or issuable  upon the exercise of the Warrants.  As to any particular  Registrable  Shares,  once issued,  such
Registrable   Shares  shall  cease  to  be  Registrable  Shares  (A)  when  such
Registrable   Shares  have  been  registered   under  the  Securities  Act,  the
Registration  Statement in connection  therewith has been declared effective and they have been  disposed  of  pursuant  to and in the manner  described  in such effective Registration  Statement,  (B) when such Registrable Shares are sold or distributed  pursuant  to Rule  144,  (C) one year  after  the date on which the
Warrantholder may first sell such Registrable Shares without volume restrictions under Rule 144(k) (provided that the  Warrantholder is still able, at such time, to sell such  Registrable  Shares under Rule  144(k)),  as determined by outside counsel to the Company  pursuant  to a written  opinion  letter to such  effect, addressed and acceptable to the Company's  transfer agent and the Warrantholder, or (D) when such Registrable Shares have ceased to be outstanding.

          "REGISTRATION  STATEMENT" shall mean any registration statement of the
Company  which covers any of the  Registrable  Shares,  and all  amendments  and
supplements  to  any  such  Registration  Statement,   including  post-effective
amendments,  in each  case  including  the  Prospectus  contained  therein,  all exhibits thereto and all material incorporated by reference therein.

          "REPRESENTATIVE"  of a Person  shall be  construed  broadly  and shall include such Person's partners, officers, directors, employees, agents, counsel, accountants and other representatives.

          "RESTRICTED  SECURITIES"  shall mean,  at any time and with respect to the  Warrantholder,  the  shares of Common  Stock  issued or  issuable  upon the exercise of Warrants,  which are held by the Warrantholder and which theretofore have not  been  sold to the  public  pursuant  to a  Registration  Statement  or pursuant to Rule 144.

            "RULE 144" shall mean Rule 144 promulgated under the Securities Act or any successor rule thereto.

          "SECURITIES  ACT"  shall  mean  the  Securities  Act  of  1933  or any successor  Federal  statute,  and the rules and  regulations  of the  Commission promulgated thereunder, all as the same shall be in effect from time to time.

          "TRADING DAY" means (i) a day on which the  Company's  common stock is traded on a  Trading  Market,  or (ii) if the  common  stock is not  listed on a
Trading   Market,   a  day  on  which  the   common   stock  is  traded  on  the
over-the-counter  market, as reported by the OTC Bulletin Board, or (iii) if the common stock is not quoted on the OTC Bulletin  Board, a day on which the Common
Stock is  quoted in the  over-the-counter  market as  reported  by the  National
Quotation Bureau Incorporated (or any similar  organization or agency succeeding its functions of reporting prices);  provided, that in the event that the common stock is not listed or quoted as set forth in (i), (ii) and (iii)  hereof,  then
Trading Day shall mean a Business Day (as defined in the Purchase Agreement).

          "WARRANTS" shall have the meaning ascribed to it in the Preamble.

          SECTION 2. PIGGYBACK REGISTRATION. If the Company at any time proposes for any reason to register  Primary  Shares or Other Shares under the Securities
Act (other than on Form S-4 or Form S-8 promulgated  under the Securities Act or any successor  forms  thereto),  it shall  promptly  give written  notice to the
Warrantholder of its intention to so register the Primary Shares or Other Shares and,  upon the  written  request,  given  within  three (3)  Trading  Days after delivery of any such notice by the Company,  of the  Warrantholder to include in such registration  Registrable Shares (which request shall specify the number of
Registrable  Shares proposed to be included in such  registration),  the Company shall use its best efforts to cause all such  Registrable  Shares to be included in  such  registration  on the  same  terms  and  conditions  as the  securities otherwise  being  sold  in such  registration;  provided,  however,  that if the managing  underwriter  advises the Company that the inclusion of all Registrable
Shares or Other  Shares  proposed  to be  included  in such  registration  would interfere with the successful  marketing  (including  pricing) of Primary Shares proposed to be registered by the Company,  then the number of Registrable Shares proposed  to be  included  in such  registration  shall be subject to  customary cutbacks applicable to all holders of registration rights.

          SECTION 3.  PREPARATION  AND FILING.  If and  whenever  the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

               (i) Not less than two (2)  Trading  Days prior to the filing of a
          Registration  Statement or any related  Prospectus or any amendment or supplement  thereto,  the Company shall  furnish to the  Warrantholder copies of all such  documents  proposed  to be filed  which  documents
          (other  than  those  incorporated  or  deemed  to be  incorporated  by
          reference)   will  be  subject  to  the   reasonable   review  of  the
          Warrantholder.  The Company shall not file a Registration Statement or any such  Prospectus  or any  amendments  or  supplements  (other than periodic reports required under the Exchange Act) thereto to which the
          Warrantholder of a majority of the Registrable Shares shall reasonably object in writing within one (1) Trading Day of receipt.

               (ii) Subject to SECTION 7,  prepare and file with the  Commission
          such  amendments,   including  post-effective   amendments,   to  each
          Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration  Statement  continuously
          effective   as  to  the   applicable   Registrable   Shares   for  its
          Effectiveness  Period and  prepare and file with the  Commission  such additional  Registration  Statements  in order to register  for resale under the Securities Act all of the Registrable Shares; (ii) cause the related  Prospectus  to be amended  or  supplemented  by any  required
          Prospectus  supplement,  and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any  comments  received  from the  Commission  with respect to each
          Registration  Statement or any  amendment  thereto and, as promptly as reasonably possible, upon request,  provide the Warrantholder true and complete  copies  of all  correspondence  from  and to the  Commission relating to such  Registration  Statement that would not result in the disclosure to the Warrantholder of material and non-public information concerning the Company;  and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration  Statements and the disposition of all Registrable
          Shares covered by each  Registration  Statement  during the applicable period in accordance  with the intended  methods of disposition by the
          Purchasers  thereof  set  forth in the  Registration  Statement  as so amended or in such Prospectus as so supplemented.

               (iii) Notify the Warrantholder as promptly as reasonably possible
          (and, in the case of (i)(A) below,  not less than two (2) Trading Days prior to such filing) and (if  requested  by any such Person)  confirm such  notice in  writing  promptly  following  the day  (i)(A)  when a
          Prospectus or any Prospectus supplement or post-effective amendment to a  Registration  Statement  is  proposed  to be  filed;  (B)  when the
          Commission  notifies the Company  whether  there will be a "review" of such  Registration  Statement and whenever the Commission  comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written  responses thereto to each of the  Warrantholder  that pertain to the  Warrantholder as a selling stockholder or to the plan of distribution,  but not information which
          the  Company  believes  would   constitute   material  and  non-public
          information);  and (C) with respect to each Registration  Statement or any post-effective amendment, when the same has become effective; (ii)
          of any  request  by the  Commission  or any  other  Federal  or  state governmental authority for amendments or supplements to a Registration
          Statement or Prospectus or for  additional  information;  (iii) of the
          issuance  by  the   Commission  of  any  stop  order   suspending  the
          effectiveness of a Registration  Statement  covering any or all of the
          Registrable  Shares  or the  initiation  of any  proceedings  for that purpose;  (iv) of the receipt by the Company of any notification  with respect to the  suspension  of the  qualification  or  exemption  from qualification  of  any of  the  Registrable  Shares  for  sale  in any jurisdiction,  or the  initiation or threatening of any proceeding for such  purpose;  and (v) of the  occurrence  of any event or passage of time that makes the financial  statements  included in a  Registration
          Statement  ineligible  for inclusion  therein or any statement made in such Registration Statement or Prospectus or any document incorporated or  deemed  to be  incorporated  therein  by  reference  untrue in any material  respect or that requires any revisions to such  Registration
          Statement,  Prospectus or other documents so that, in the case of such
          Registration Statement or the Prospectus,  as the case may be, it will not contain any untrue  statement of a material  fact or omit to state any material fact  required to be stated  therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (iv) Use its best  efforts  to avoid  the  issuance  of,  or,  if issued,  obtain  the  withdrawal  of  (i)  any  order  suspending  the effectiveness of a Registration  Statement,  or (ii) any suspension of the  qualification  (or exemption  from  qualification)  of any of the
          Registrable  Shares  for  sale in any  jurisdiction,  at the  earliest practicable moment.

               (v)  Furnish to the  Warrantholder  by email,  hand  delivery  or overnight courier, without charge, at least one conformed copy of each
          Registration Statement and each amendment thereto, and all exhibits to the extent  requested  by such  Person  (other  than those  previously furnished or incorporated  by reference)  promptly after the filing of such documents with the Commission.

               (vi) Promptly deliver to the  Warrantholder,  without charge,  as many copies of each Prospectus or Prospectuses (including each form of prospectus)  and each amendment or supplement  thereto as such Persons may reasonably request. The Company hereby consents to the use of such
          Prospectus  and each  amendment or  supplement  thereto by each of the selling  Warrantholder in connection with the offering and sale of the
          Registrable  Shares  covered by such  Prospectus  and any amendment or supplement  thereto  to the  extent  permitted  by  federal  and state securities laws and regulations.

               (vii) Prior to any public offering of Registrable Shares, use its reasonable  best efforts to register or qualify or cooperate  with the
          selling   Warrantholder   in  connection  with  the   registration  or
          qualification  (or exemption from such  registration or qualification)
          of such Registrable  Shares for offer and sale under the securities or blue sky laws of such  jurisdictions  within the United  States as the
          Warrantholder  requests in writing,  to keep each such registration or
          qualification   (or   exemption   therefrom)   effective   during  the
          Effectiveness  Period  and to do any and  all  other  acts  or  things necessary or advisable to enable the disposition in such jurisdictions of the  Registrable  Shares  covered by the  Registration  Statements;
          provided,  that the Company shall not be obligated to file any general consent to  service of process or to qualify as a foreign  corporation or as a dealer in securities in any jurisdiction in which it is not so qualified  or to subject  itself to  material  taxation  in respect of doing  business in any  jurisdiction  in which it is not  otherwise so subject.

               (viii) Cooperate with the  Warrantholder to facilitate the timely preparation  and  delivery of  certificates  representing  Registrable
          Shares to be delivered to a  transferee  pursuant to the  Registration
          Statements,  which certificates shall be free, to the extent permitted by the Purchase Agreement,  of all restrictive  legends, and to enable such Registrable  Shares to be in such denominations and registered in such names as any the Warrantholder may request.

               (ix) Upon the  occurrence  of any event or  passage  of time that makes the financial  statements  included in a Registration  Statement ineligible  for  inclusion  therein  or any  statement  made  in  such
          Registration  Statement or Prospectus or any document  incorporated or deemed to be incorporated  therein by reference untrue in any material respect or that requires any revisions to such Registration Statement,
          Prospectus   or  other   documents  so  that,  in  the  case  of  such
          Registration Statement or the Prospectus,  as the case may be, it will not contain any untrue  statement of a material  fact or omit to state any material fact  required to be stated  therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, as promptly as reasonably possible, prepare a supplement or amendment,  including a post-effective  amendment,  to the affected  Registration  Statements  or a supplement to the related
          Prospectus or any document  incorporated  or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter  delivered,  no  Registration  Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact  required to be stated  therein or necessary to make the statements  therein,  in light of the  circumstances  under which they were made, not misleading.

               (x)  Comply  with all  applicable  rules and  regulations  of the
          Commission.

               (xi) The  Company  may  require  each  selling  Warrantholder  to furnish  to the  Company a  certified  statement  as to the  number of shares of Common Stock  beneficially  owned by such  Warrantholder and any controlling person thereof.

          SECTION 4. EXPENSES. All expenses incurred by the Company in complying with  SECTION  3 with  respect  to  any  Registration  pursuant  to  SECTION  2, including,  without limitation,  all registration and filing fees (including all expenses  incident to filing with the NASD), fees and expenses of complying with securities  and blue sky laws,  printing  expenses  and fees and expenses of the
Company's counsel and accountants (the "REGISTRATION  EXPENSES"),  shall be paid by the Company.

          SECTION 5. INDEMNIFICATION. (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement,  the
Company shall indemnify and hold harmless the seller of such Registrable Shares, each  underwriter,  broker or any other Person  acting on behalf of such seller, each other Person,  if any, who controls any of the foregoing Persons within the meaning of the  Securities Act and each  Representative  of any of the foregoing
Persons,  against any losses, claims, damages or liabilities,  joint or several, to which any of the foregoing  Persons may become  subject under the  Securities
Act or otherwise,  insofar as such losses,  claims,  damages or liabilities  (or actions in respect  thereof) arise out of or are based upon an untrue  statement or alleged  untrue  statement of a material fact  contained in the  Registration
Statement under which such Registrable  Shares were registered,  any preliminary
Prospectus or final Prospectus  contained  therein,  any amendment or supplement thereto  or any  document  incident  to  registration  or  qualification  of any
Registrable  Shares,  or arise out of or are based upon the  omission or alleged omission  to state  therein a material  fact  required  to be stated  therein or necessary to make the statements  therein not misleading or, with respect to any
Prospectus,   necessary  to  make  the  statements   therein  in  light  of  the
circumstances under which they were made not misleading, or any violation by the

Company of the Securities Act or state securities or blue sky laws applicable to the  Company  and  relating  to action or  inaction  required  of the Company in connection with such  registration or qualification  under such state securities or blue sky laws,  and the Company shall promptly  reimburse  such seller,  such underwriter,  such broker,  such controlling Person or such  Representatives for any  legal  or  other  expenses  incurred  by any of  them  in  connection  with investigating or defending any such loss,  claim,  damage,  liability or action;
provided,  however,  that the Company  shall not be liable to any such Person to the extent that any such loss,  claim,  damage or liability  arises out of or is based upon an untrue  statement  or alleged  untrue  statement  or  omission  or alleged omission made in said Registration  Statement,  preliminary  Prospectus, amendment,  supplement or document  incident to registration or qualification of any  Registrable  Shares  in  reliance  upon  and  in  conformity  with  written information furnished to the Company through an instrument duly executed by such
Person,  or a Person duly acting on their  behalf,  specifically  for use in the preparation  thereof;  provided further,  however,  that the foregoing indemnity agreement is subject to the condition that,  insofar as it relates to any untrue statement,  allegedly untrue statement, omission or alleged omission made in any preliminary Prospectus but eliminated or remedied in the final Prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity  agreement shall not inure to the benefit of any indemnified party from whom the Person asserting any loss, claim, damage, liability or expense purchased the Registrable Shares which are the subject thereof, if a copy of such final Prospectus had been timely made available to such Indemnified Person and such final Prospectus was not delivered to such  Person with or prior to the  written  confirmation  of the sale of such
Registrable Shares to such Person.

          (b) In connection with any  registration  of Registrable  Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares shall  indemnify and hold harmless (in the same manner and to the same extent as set forth in the PARAGRAPH (a) of this SECTION 5) the Company,  each underwriter or broker  involved in such offering,  each other seller of  Registrable  Shares under such Registration Statement, each Person who controls any of the foregoing
Persons within the meaning of the Securities Act and any  Representative  of the
foregoing   Persons  with  respect  to  any  statement  or  omission  from  such
Registration Statement, any preliminary Prospectus or final Prospectus contained therein,  any  amendment  or  supplement  thereto or any  document  incident  to registration or  qualification of any Registrable  Shares,  if such statement or omission was made in reliance  upon and in conformity  with written  information furnished to the Company or such underwriter through an instrument duly executed by such seller or a Person duly acting on their behalf  specifically  for use in connection  with the  preparation of such  Registration  Statement,  preliminary
Prospectus, final Prospectus,  amendment or supplement;  provided, however, that the maximum  amount of  liability  in respect of such  indemnification  shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds  actually  received by such seller from the sale of Registrable
Shares effected pursuant to such registration.

          (c) Promptly  after receipt by an  indemnified  party of notice of the commencement  of any  action  involving  a claim  referred  to in the  preceding paragraphs of this SECTION 5, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the  commencement  of such action  (provided,  however,  that an  indemnified party's  failure to give such notice in a timely  manner  shall only relieve the indemnification  obligations  of  an  indemnifying  party  to  the  extent  such indemnifying  party is prejudiced by such  failure).  In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate  in and to  assume  the  defense  thereof,  jointly  with any  other indemnifying  party  similarly  notified  to the extent  that it may wish,  with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying  party to such  indemnified  party of its election so to assume the defense  thereof,  the  indemnifying  party shall not be responsible for any legal  or other  expenses  subsequently  incurred  by the  indemnified  party in connection with the defense thereof; provided,  however, that if any indemnified party  shall have  reasonably  concluded  that there may be one or more legal or equitable  defenses available to such indemnified party which are in addition to or conflict with those available to the  indemnifying  party, or that such claim or litigation  involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this SECTION 5, the indemnifying party shall not have the  right to  assume  the  defense  of such  action  on behalf of such indemnified party and such  indemnifying  party shall reimburse such indemnified party and any Person  controlling such indemnified party for that portion of the fees and expenses of any one lead counsel  (plus  appropriate  special and local counsel) retained by the indemnified  party which are reasonably  related to the matters covered by the indemnity agreement provided in this SECTION 5.

          (d) If the indemnification provided for in this SECTION 5 is held by a court of competent  jurisdiction to be unavailable to an indemnified  party with respect to any loss,  claim,  damage or liability  referred to herein,  then the indemnifying  party, in lieu of indemnifying  such indemnified  party hereunder, shall contribute to the amounts paid or payable by such  indemnified  party as a result  of such  loss,  claim,  damage or  liability  in such  proportion  as is appropriate to reflect the relative fault of the  indemnifying  party on the one hand and of the  indemnified  party on the  other  hand in  connection  with the statements or omissions which resulted in such loss, claim,  damage or liability as well as any other relevant equitable considerations;  provided, however, that the  maximum  amount of  liability  in  respect  of such  contribution  shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds  actually  received by such seller from the sale of Registrable
Shares  effected  pursuant  to such  registration.  The  relative  fault  of the indemnifying party and of the indemnified party shall be determined by reference to,  among other  things,  whether the untrue or alleged  untrue  statement of a material  fact or the omission to state a material  fact relates to  information supplied by the indemnifying  party or by the indemnified party and the parties'
relative intent, knowledge,  access to information and opportunity to correct or prevent such statement or omission.

          (e) The  indemnification  and  contribution  provided  for under  this
Agreement will remain in full force and effect  regardless of any  investigation made by or on behalf of the  indemnified  party and will survive the transfer of securities.

          SECTION 6. UNDERWRITING AGREEMENT.  (a) Notwithstanding the provisions of SECTIONS 3 and 5, to the extent that the  Warrantholder  selling  Registrable
Shares in a proposed  registration  shall enter into an  underwriting or similar agreement,  which  agreement  contains  provisions  covering  one or more issues addressed in such Sections of this Agreement,  the provisions  contained in such
Sections of this Agreement  addressing such issue or issues shall be of no force or effect with respect to such registration,  but this provision shall not apply to the  Company  if the  Company is not a party to the  underwriting  or similar agreement.

          (b)  The   Warrantholder  may  not  participate  in  any  registration hereunder  that is  underwritten  unless  the  Warrantholder  agrees to sell the
Warrantholder's  Registrable Shares proposed to be included therein on the basis provided in any underwriting arrangements reasonably acceptable to the Company.

          SECTION 7.  SUSPENSION.  Anything  contained in this  Agreement to the contrary  notwithstanding,  the Company may, by notice in writing to each holder of Registrable Shares to which a Prospectus  relates,  suspend the effectiveness of a Registration Statement after the Effective Date thereof and/or require that such  holder  immediately  cease the sale of shares  of  Common  Stock  pursuant thereto and/or defer the filing of any subsequent  Registration Statement for up to 45  consecutive  days (the "DEFERRAL  PERIOD") in any 90-day  period,  if the
Company  determines in good faith,  by appropriate  resolutions or action by its board of directors,  that (A) it would be materially  detrimental to the Company
(other  than as  relating  solely  to the price of the  Common  Stock) to file a
Registration  Statement at such time and (B) it is in the best  interests of the
Company to defer  proceeding  with such  registration  at such  time;  PROVIDED,
HOWEVER,  that in the event the disclosure  relates to a previously  undisclosed proposed or pending material business  transaction,  the disclosure of which the
Company  determines  in good  faith  would be  reasonably  likely to impede  the
Company's  ability to  consummate  such  transaction,  the  Company may extend a
Deferral  Period  from 45 days  to 60  days;  PROVIDED  FURTHER,  however,  that
Deferral  Periods  (including but not limited to any extended  Deferral  Periods under  clause  (B)) may not  total  more  than 60 days in the  aggregate  in any twelve-month  period..  The Company may (but shall not be obligated to) withdraw the effectiveness of any Registration Statement subject to this provision.

          SECTION 8.  INFORMATION BY  WARRANTHOLDER.  Each holder of Registrable
Shares to be included in any  registration  shall furnish to the Company and the managing  underwriter  such written  information  regarding  such holder and the distribution  proposed by such holder as the Company or the managing underwriter may  reasonably  request  in  writing  and as shall be  reasonably  required  in connection with any  registration,  qualification  or compliance  referred to in this Agreement.

          SECTION 9. EXCHANGE ACT  COMPLIANCE.  From and after the  Registration
Date or such  earlier  date as a  registration  statement  filed by the  Company pursuant to the Exchange Act relating to any class of the  Company's  securities shall have become effective,  the Company shall comply with all of the reporting requirements  of the Exchange Act (whether or not it shall be required to do so)
and shall comply with all other public information reporting requirements of the
Commission  which are conditions to the availability of Rule 144 for the sale of the  Common  Stock.  The  Company  shall  cooperate  with the  Warrantholder  in supplying such information as may be necessary for the Warrantholder to complete and file any information  reporting forms presently or hereafter required by the
Commission as a condition to the availability of Rule 144.

          SECTION 10. NO CONFLICT OF RIGHTS. The Company represents and warrants to the Warrantholder  that the registration  rights granted to the Warrantholder hereby  do not  conflict  with any  other  registration  rights  granted  by the
Company.  The Company shall not, after the date hereof,  grant any  registration
rights  which  conflict  with  or  impair,   or  have  any  priority  over,  the
registration rights granted hereby.

          SECTION 11.  TERMINATION.  This Agreement shall terminate and be of no further  force or effect  when  there  shall not be any  Restricted  Securities;
provided,  however,  that SECTIONS 4 and 5 shall survive the termination of this
Agreement.

          SECTION 12.  SUCCESSORS  AND ASSIGNS.  This  Agreement  shall bind and inure to the  benefit  of the  Company  and the  Warrantholder  and,  subject to
Section 13, their respective successors and assigns.

          SECTION  13.  ASSIGNMENT.  The  Warrantholder  may  assign  its rights hereunder to any Person to whom it transfers any Registrable  Shares;  provided, however, that such transferee shall, as a condition to the effectiveness of such assignment,  be required to execute a counterpart to this Agreement  agreeing to be treated as a Warrantholder hereunder whereupon such transferee shall have the benefits  of,  and shall be  subject  to the  restrictions  contained  in,  this
Agreement as a Warrantholder.

          SECTION 14.  ENTIRE  AGREEMENT.  This  Agreement  contains  the entire agreement  among the  parties  with  respect to the  subject  matter  hereof and supersedes all prior arrangements or understandings with respect hereto.

          SECTION  15.  NOTICES.  All  notices,  requests,  consents  and  other communications  hereunder  to any  party  shall be deemed  to be  sufficient  if contained  in a written  instrument  and shall be deemed to have been duly given when delivered in Person, by telex,  telegram or telecopy, by overnight courier, or by first class registered or certified mail,  postage  prepaid,  addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the sender:

               (i)  if to the Company, to:

                    Empire Resorts, Inc.
                    c/o Monticello Raceway
                    Route 17B
                    P.O. Box 5013
                    Monticello, New York 12701

                    with a copy to:

                    Olshan Grundman Frome Rosenzweig & Wolosky LLP
                    Park Avenue Tower
                    65 East 55th Street
                    New York, NY 10022
                    Facsimile: (212) 755-1467
                    Attention:  Robert H. Friedman

               (ii) if to the  Warrantholder,  to its  address  set forth in the books of the Company;

                    with a copy to:

                                       10

                    Mayer, Brown, Rowe & Maw LLP
                    1675 Broadway
                    New York, New York  10019
                    Telephone:  (212) 506-2500
                    Facsimile:  (212) 262-1910
                    Attention:  Ronald S. Brody

All such notices, requests, consents and other communications shall be deemed to have been  delivered (a) in the case of personal  delivery,  telex,  telegram or telecopy, on the date of such delivery, (b) in the case of overnight courier, on the next business day, and (c) in the case of mailing, on the fifth business day following such mailing.

          SECTION  16.  MODIFICATIONS;   AMENDMENTS;   WAIVERS.  The  terms  and
provisions  of  this  Agreement  may not be  modified  or  amended,  nor may any provision  applicable  to the  Warrantholder  be waived,  except  pursuant  to a writing signed by the Company and the Warrantholder.

          SECTION 17.  HEADINGS.  The  headings of the various  sections of this
Agreement have been inserted for  convenience of reference only and shall not be deemed to be a part of this Agreement.

          SECTION 18.  SEVERABILITY.  It is the desire and intent of the parties that  the  provisions  of this  Agreement  be  enforced  to the  fullest  extent permissible  under the law and public policies  applied in each  jurisdiction in which  enforcement  is sought.  Accordingly,  if any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason,  such  provision,  as to such  jurisdiction,  shall be  ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity  or  enforceability  of  such  provision  in  any  other  jurisdiction.
Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid,  prohibited  or  unenforceable  in such  jurisdiction,  it shall, as to such jurisdiction,  be so narrowly drawn,  without invalidating the
remaining   provisions   of  this   Agreement  or  affecting   the  validity  or
enforceability of such provision in any other jurisdiction.

          SECTION  19.   GOVERNING  LAW;  ETC.  All  questions   concerning  the
construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance  with the domestic laws of the State of
New York,  without  giving  effect to any choice or conflict of law provision or rule  (whether  in the State of New York or any other  jurisdiction)  that would cause the  application of the laws of any  jurisdiction  other than the State of
New York. In furtherance of the foregoing,  the internal law of the State of New
York will control the interpretation and construction of this Agreement, even if under  such  jurisdiction's  choice  of law or  conflict  of law  analysis,  the substantive law of some other jurisdiction would ordinarily apply.

          SECTION 20. COUNTERPARTS;  VALIDITY. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken  together  shall  constitute  one and the same  agreement,  and telecopied signatures  shall be effective.  The failure of any Person  holding  Registrable
Shares to execute  this  Agreement  shall not render this  Agreement  invalid as between the Company and any other Person holding Registrable Shares.

                                       11

          SECTION 21. ENTIRE AGREEMENT.  This Agreement and the other documents, certificates,  instruments,  writings  and  agreements  referred  to  herein  or delivered  pursuant hereto contain the entire  understanding of the parties with respect to the subject matter hereof and supersede in their entirety any and all prior agreements and  understandings  between any of the parties hereto,  all of which are hereby terminated in their entirety and of no further force or effect.

                                     * * * *

                                       12

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above-written.

                                        EMPIRE RESORTS, INC.

                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:

                                        JEFFERIES & COMPANY, INC.

                                        By:
                                           -------------------------------------
                                              Name:
                                              Title: